EXHIBIT 4.13.23
The taking of this document or any certified copy of it or any other document which constitutes substitute documentation for it, or any document which includes written confirmations or references to it, into Austria as well as printing out any e-mail communication which refers to this document in Austria or sending any e-mail communication to which a pdf scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to this document to an Austrian addressee may cause the imposition of Austrian stamp duty. Accordingly, keep the original document as well as all certified copies thereof and written and signed references to it outside of Austria and avoid printing out any e-mail communication which refers to this document in Austria or sending any e-mail communication to which a pdf scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to this document to an Austrian addressee.
     SUPPLEMENT NO. 24 (this “Supplement”) dated as of November 16, 2010 to the Collateral Agreement dated as of November 5, 2009 (the “Collateral Agreement”), among REYNOLDS GROUP HOLDINGS INC., a corporation organized under the laws of the state of Delaware (“RGHI”), REYNOLDS CONSUMER PRODUCTS HOLDINGS INC., a corporation organized under the laws of the state of Delaware (the “U.S. Term Borrower” and, together with RGHI, the “U.S. Term Borrowers”), CLOSURE SYSTEMS INTERNATIONAL HOLDINGS INC., a corporation organized under the laws of the state of Delaware (together with the U.S. Term Borrowers, the “Borrowers”), REYNOLDS GROUP ISSUER LLC, a limited liability company formed under the laws of the state of Delaware (the “U.S. Issuer”), REYNOLDS GROUP ISSUER INC., a corporation organized under the laws of the state of Delaware (the “U.S. Co-Issuer” and, together with the U.S. Issuer, the “Issuers”), each Subsidiary of Holdings from time to time party thereto (each such Subsidiary, the Borrowers and the Issuers are referred to collectively herein as the “Grantors”) and THE BANK OF NEW YORK MELLON, as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined therein).
          A. Reference is made to (a) the Credit Agreement dated as of November 5, 2009, as amended by Amendment No. 1 dated as of January 21, 2010, as further amended by Amendment No. 2 and Incremental Term Loan Assumption Agreement dated as of May 4, 2010 and as further amended by Amendment No. 3 and Incremental Term Loan Assumption Agreement dated as of September 30, 2010 (as further amended, extended, restructured, renewed, novated, supplemented, restated, refunded, replaced or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the European Borrowers (as defined therein), Holdings, the guarantors from time to time party thereto, the lenders from time to time party thereto (the “Lenders”), and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”), (b) the Indenture dated as of November 5, 2009 (as amended, extended, restructured, renewed, refunded, novated, supplemented, restated, replaced or otherwise modified from time to time, the “2009 Senior Secured Note Indenture”), among the Reynolds Group Escrow LLC, Reynolds Group DL Escrow Inc. and The Bank of New York Mellon, as trustee (in such capacity, the “2009 Indenture Trustee”), principal paying agent, transfer agent and registrar, (c) the Indenture dated as of October 15, 2010 (as amended, extended, restructured, renewed, refunded, novated, supplemented, restated, replaced or otherwise modified from time to time, the “2010 Senior Secured Note Indenture”), among RGHL US Escrow I LLC, RGHL US Escrow Inc. and RGHL Escrow Issuer (Luxembourg) I S.A. and The Bank of New York Mellon, as trustee (in such capacity, the “2010 Indenture Trustee”), principal paying agent, transfer agent, registrar and collateral agent, Wilmington Trust (London) Limited, as additional collateral agent, and The Bank of New York Mellon, London Branch, as paying agent, and (d) the First Lien Intercreditor Agreement dated as of November 5, 2009, as amended by Amendment No. 1 and Joinder Agreement dated as of January 21, 2010 (as further amended, novated, supplemented, restated or modified from time to time, the “First Lien Intercreditor Agreement”), among the Collateral Agent, the 2009 Indenture Trustee, the 2010 Indenture Trustee, the Administrative Agent and the Loan Parties party thereto.
     B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms pursuant to the Collateral Agreement.
     C. The Grantors have entered into the Collateral Agreement in order to induce the Secured Parties to extend credit to the Grantors pursuant to the Loan Documents.
     D. Section 5.16 of the Collateral Agreement provides that additional U.S. Subsidiaries of Holdings may become Grantors under the Collateral Agreement by execution and delivery of an instrument in the form of Exhibit A to the Collateral Agreement. The undersigned U.S. Subsidiary (the “New U.S. Subsidiary”) is executing this Supplement in accordance with the requirements of the Collateral Agreement and the other Loan Documents to become a Grantor under the Collateral Agreement in order to induce the Secured Parties to extend additional credit and as consideration for credit previously extended, in each case, under the Loan Documents.
     Accordingly, the Collateral Agent and the New U.S. Subsidiary agree as follows:
     SECTION 1. In accordance with Section 5.16 of the Collateral Agreement, the New U.S. Subsidiary by its signature below becomes a U.S. Grantor under the Collateral Agreement with the same force and effect as if originally named therein as a U.S. Grantor and the New U.S. Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a U.S. Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a U.S. Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New U.S. Subsidiary, as security for the payment and performance in full of the Obligations, does hereby create and grant to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New U.S. Subsidiary’s right, title and interest in and to the Collateral of the New U.S. Subsidiary to the extent provided in the Collateral Agreement. Each reference to a “Grantor” and “U.S. Grantor” in the Collateral Agreement shall be deemed to include the New U.S. Subsidiary. The Collateral Agreement is hereby incorporated herein by reference.
     SECTION 2. The New U.S. Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms hereof.
     SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New U.S. Subsidiary and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission or other customary means of electronic transmission shall be effective as delivery of a manually signed counterpart of this Supplement.
     SECTION 4. The New U.S. Subsidiary hereby represents and warrants that (a) set forth on Schedules 1 through 12 attached hereto are true and correct schedules of the information, with respect to such New U.S. Subsidiary, required by the Perfection Certificate, the form of which is attached as Exhibit B to the Collateral Agreement, and (b) set forth under its signature hereto is the true and correct legal name of the New U.S. Subsidiary and its jurisdiction of organization.
     SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.
          SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
     SECTION 8. All communications and notices hereunder shall (except as otherwise permitted by the Collateral Agreement) be in writing and given as provided pursuant to Section 5.01 of the Collateral Agreement.
     SECTION 9. The New U.S. Subsidiary agrees to reimburse the Collateral Agent for its out-of-pocket expenses in connection with this Supplement, including the fees, other charges and disbursements of counsel for the Collateral Agent as provided in Section 5.06 of the Collateral Agreement, mutatis mutandis.
     SECTION 10. The New U.S. Subsidiary is a corporation duly organized under the law of Delaware.

     IN WITNESS WHEREOF, the New U.S. Subsidiary and the Collateral Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

PRAIRIE PACKAGING, INC.
By	/s/ Mark J. Dunkley
	Name:	Mark J. Dunkley
	Title:	Vice President
Address: 1900 W. Field Court, Lake Forest, IL 60045 Legal Name: Prairie Packaging, Inc. Jurisdiction of Formation: Delaware

[Signature Page to Supplement To Collateral Agreement of Prairie Packaging, Inc.]

THE BANK OF NEW YORK MELLON, as Collateral Agent
By	/s/ Catherine F. Donohue
	Name:	Catherine F. Donohue
	Title:	Vice President

[Signature Page to Supplement To Collateral Agreement of Prairie Packaging, Inc.]

Schedule 1 to
Supplement No. 24 to the
Collateral Agreement
Schedule 1
Names

Other Legal Names
Grantor’s Exact Legal Name	(including date of change)	Change in Identity or Corporate Structure Within the Past 5 years
Prairie Packaging, Inc.	N/A	Meadow Acquisition Corp. merged with and into Prairie Packaging, Inc. on June 5, 2007

Schedule 2(a) to
Supplement No. 24 to the
Collateral Agreement
Schedule 2(a)
Jurisdictions and Locations

			Organizational
			Identification
	Jurisdiction of		Number
Grantor	Organization	Form of Organization	(if any)	Chief Executive Office or Registered Office Address (including county)
Prairie Packaging, Inc.	Delaware	corporation	2098521	1900 West Field Court Lake Forest, IL 60045 (Lake County)

Schedule 2(b) to
Supplement No. 24 to the
Collateral Agreement
Schedule 2(b)
Location of Other Persons that Possess Collateral
None.

Schedule 5 to
Supplement No. 24 to the
Collateral Agreement
Schedule 5
UCC Filings

Grantor	UCC Filing Office/County Recorder’s Office
Prairie Packaging, Inc.	Delaware Secretary of State

Schedule 6 to
Supplement No. 24 to the
Collateral Agreement
Schedule 6
Stock Ownership and Other Equity Interests
None.

Schedule 7 to
Supplement No. 24 to the
Collateral Agreement
Schedule 7
Debt Instruments
None.

Schedule 8 to
Supplement No. 24 to the
Collateral Agreement
Schedule 8
Mortgaged Property and Mortgage Filings
None.

Schedule 9(a) to
Supplement No. 24 to the
Collateral Agreement
Schedule 9(a)
Intellectual Property
Copyrights and Copyright Applications
None.

Schedule 9(b) to
Supplement No. 24 to the
Collateral Agreement
Schedule 9(b)
Intellectual Property
Patents and Patent Applications
U.S. Patents
See attached.

Schedule 9(b) to
Supplement No. 24 to the
Collateral Agreement

Current
			Case									Recorded
Status	Pactiv Ref. No.	Country	Type	Rel Type	Appl. No.	Appl. Date	Pub. No.	Pat. No.	Grant Date	Exp. Date	Title	Owner
Granted	02099US-DSCON01	US	Design	Continuation	29/275940	10-Jan-07		D544793	19-Jun-07	19-Jun-21	DISPOSABLE CUP LID	Prairie Packaging

Granted	02099US-DSORG01	US	Design	Original Filing	29/230074	16-May-05		D533778	19-Dec-06	19-Dec-20	DISPOSABLE CUP LID	Prairie Packaging

Granted	02099US-DSDIV01	US	Design	Division	29/248882	8-Sep-06		D540672	17-Apr-07	17-Apr-21	DISPOSABLE CUP LID	Prairie Packaging

Granted	02099US-DSDIV02	US	Design	Division	29/248883	8-Sep-06		D540165	10-Apr-07	10-Apr-21	DISPOSABLE CUP LID	Prairie Packaging

Granted	02099US-DSCON02	US	Design	Continuation	29/275937	10-Jan-07		D556573	4-Dec-07	4-Dec-21	DISPOSABLE CUP LID	Prairie Packaging

Granted	02099US-DSCON03	US	Design	Continuation	29/275939	10-Jan-07		D556574	4-Dec-07	4-Dec-21	DISPOSABLE CUP LID	Prairie Packaging

Granted	02099US-DSDIV03	US	Design	Division	29/248885	8-Sep-06		D541650	1-May-07	1-May-21	DISPOSABLE CUP LID	Prairie Packaging

Granted	02099US-DSDIV04	US	Design	Division	29/248886	8-Sep-06		D539646	3-Apr-07	3-Apr-21	DISPOSABLE CUP LID	Prairie Packaging

Granted	02099US-DSDIV05	US	Design	Division	29/248888	8-Sep-06		D540673	17-Apr-07	17-Apr-21	DISPOSABLE CUP LID	Prairie Packaging

Granted	02099US-DSDIV06	US	Design	Division	29/248889	8-Sep-06		D540674	17-Apr-07	17-Apr-21	DISPOSABLE CUP LID	Prairie Packaging

Granted	02099US-DSDIV07	US	Design	Division	29/248891	8-Sep-06		D541651	1-May-07	1-May-21	DISPOSABLE CUP LID	Prairie Packaging

Schedule 9(b) to
Supplement No. 24 to the
Collateral Agreement

												Current
			Case									Recorded
Status	Pactiv Ref. No.	Country	Type	Rel Type	Appl. No.	Appl. Date	Pub. No.	Pat. No.	Grant Date	Exp. Date	Title	Owner
Granted	02099US-DSDIV08	US	Design	Division	29/248892	8-Sep-06		D540675	17-Apr-07	17-Apr-21	DISPOSABLE CUP LID	Prairie Packaging

Granted	02099US-DSDIV09	US	Design	Division	29/248896	8-Sep-06		D541153	24-Apr-07	24-Apr-21	DISPOSABLE CUP LID	Prairie Packaging

Granted	02099US-DSDIV10	US	Design	Division	29/248898	8-Sep-06		D540166	10-Apr-07	10-Apr-21	DISPOSABLE CUP LID	Prairie Packaging

Granted	02100US-UTORG01	US	Utility	Original Filing	11/382398	9-May-06	20060255037	7789260	7-Sep-10	1-Jun-27	DISPOSABLE CUP LID	Prairie Packaging

Granted	02100US-UTORG02	US	Utility	Original Filing	11/382409	9-May-06	20060255038	7691302	6-Apr-10	28-Jul-28	DISPOSABLE CUP LID	Prairie Packaging

Granted	02101US-UTORG02	US	Utility	Original Filing	11/305618	15-Dec-05	20070006962	7704347	27-Apr-10	3-May-27	REINFORCED PLASTIC FOAM CUP AND METHOD OF AND APPARATUS FOR MANUFACTURING SAME	Prairie Packaging

Granted	02101US-UTORG03	US	Utility	Original Filing	11/305619	15-Dec-05	20060281619	7536767	26-May-09	3-Oct-27	METHOD OF MANUFACTURING A REINFORCED PLASTIC FOAM CUP (as amended)	Prairie Packaging

Granted	02101US-UTORG04	US	Utility	Original Filing	11/305785	15-Dec-05	20060283855	7694843	13-Apr-10	10-Feb-29	REINFORCED PLASTIC FOAM CUP, METHOD OF AND APPARATUS FOR MANUFACTURING SAME	Prairie Packaging

Schedule 9(b) to
Supplement No. 24 to the
Collateral Agreement

Current
			Case									Recorded
Status	Pactiv Ref. No.	Country	Type	Rel Type	Appl. No.	Appl. Date	Pub. No.	Pat. No.	Grant Date	Exp. Date	Title	Owner
Granted	02101US-UTORG05	US	Utility	Original Filing	11/305809	15-Dec-05	20060266755	7552841	30-Jun-09	31-May-27	REINFORCED PLASTIC FOAM CUP, METHOD OF AND APPARATUS FOR MANUFACTURING SAME	Prairie Packaging

Granted	02102US-DSORG01	US	Design	Original Filing	29/241276	26-Oct-05		D546628	17-Jul-07	17-Jul-21	TABLEWARE	Prairie Packaging

Granted	02103US-DSORG01	US	Design	Original Filing	29/241300	26-Oct-05		D555433	20-Nov-07	20-Nov-21	FLATWARE	Prairie Packaging

Granted	02103US-DSDIV01	US	Design	Division	29/296072	12-Oct-07		D572543	8-Jul-08	8-Jul-22	FLATWARE HANDLE	Prairie Packaging

Granted	02104US-DSORG01	US	Design	Original Filing	29/250408	13-Nov-06		D570685	10-Jun-08	10-Jun-22	DISPOSABLE CUP LID	Prairie Packaging

Granted	02105US-DSORG01	US	Design	Original Filing	29/250410	13-Nov-06		D570686	10-Jun-08	10-Jun-22	DISPOSABLE CUP LID	Prairie Packaging

Granted	02130US-DSORG01	US	Design	Original Filing	29/199673	17-Feb-04		D533748	19-Dec-06	19-Dec-20	CUP	Prairie Packaging

Granted	02131US-DSORG01	US	Design	Original Filing	29/199657	17-Feb-04		D537677	6-Mar-07	6-Mar-21	CUP	Prairie Packaging

Granted	02134US-DSCIP01	US	Design	Continuation-In-Part	29/200890	5-Mar-04		D531854	14-Nov-06	14-Nov-20	CUP	Prairie Packaging

Schedule 9(b) to
Supplement No. 24 to the
Collateral Agreement
U.S. Patent Applications
See attached.

Schedule 9(b) to
Supplement No. 24 to the
Collateral Agreement

												Current
			Case									Recorded
Status	Pactiv Ref. No.	Country	Type	Rel Type	Appl. No.	Appl. Date	Pub. No.	Pat. No.	Grant Date	Exp. Date	Title	Owner
Filed	02100US-UTCIP01	US	Utility	Continuation-In-Part	11/559257	13-Nov-06	20070095832				DISPOSABLE CUP LID	Prairie Packaging

Filed	02101US-UTORG01	US	Utility	Original Filing	11/305617	15-Dec-05	20060281618				REINFORCED PLASTIC FOAM CUP AND METHOD OF AND APPARATUS FOR MANUFACTURING SAME	Prairie Packaging

Filed	02101US-UTCIP01	US	Utility	Continuation-In-Part	11/470938	7-Sep-06	20070107187				REINFORCED PLASTIC FOAM CUP AND METHOD OF AND APPARATUS FOR MANUFACTURING SAME	Prairie Packaging

Filed	02101US-UTCON01	US	Utility	Continuation	12/642405	18-Dec-09	US20100160129				REINFORCED FOAM CUP, METHOD OF AND APPARATUS FOR MANUFACTURING SAME	Prairie Packaging

Schedule 9(b) to
Supplement No. 24 to the
Collateral Agreement
Non-U.S. Patents
See attached.

Schedule 9(b) to
Supplement No. 24 to the
Collateral Agreement

												Current
			Case									Recorded
Status	Pactiv Ref. No.	Country	Type	Rel Type	Appl. No.	Appl. Date	Pub. No.	Pat. No.	Grant Date	Exp. Date	Title	Owner
Granted	02099ECD-DSORG01	ECD	Design	Original Filing	000432984-0001	16-Nov-05		000432984-0001	16-Nov-05	16-Nov-30	DISPOSABLE CUP LID	Prairie Packaging

Granted	02105ECD-DSORG01	ECD	Design	Original Filing	718622	7-May-07		000718622-001	7-May-07	7-May-32	DISPOSABLE CUP LID	Prairie Packaging

Granted	02105ECD-DSORG02	ECD	Design	Original Filing	718622	7-May-07		000718622-002	7-May-07	7-May-32	DISPOSABLE CUP LID	Prairie Packaging

Granted	02105ECD-DSORG03	ECD	Design	Original Filing	718622	7-May-07		000718622-003	7-May-07	7-May-32	DISPOSABLE CUP LID	Prairie Packaging

Granted	02105ECD-DSORG04	ECD	Design	Original Filing	718622	7-May-07		000718622-004	7-May-07	7-May-32	DISPOSABLE CUP LID	Prairie Packaging

Granted	02105ECD-DSORG05	ECD	Design	Original Filing	718622	7-May-07		000718622-005	7-May-07	7-May-32	DISPOSABLE CUP LID	Prairie Packaging

Granted	02105ECD-DSORG06	ECD	Design	Original Filing	718622	7-May-07		000718622-006	7-May-07	7-May-32	DISPOSABLE CUP LID	Prairie Packaging

Granted	02105ECD-DSORG07	ECD	Design	Original Filing	718622	7-May-07		000718622-007	7-May-07	7-May-32	DISPOSABLE CUP LID	Prairie Packaging

Granted	02105ECD-DSORG08	ECD	Design	Original Filing	718622	7-May-07		000718622-008	7-May-07	7-May-32	DISPOSABLE CUP LID	Prairie Packaging

Granted	02105ECD-DSORG09	ECD	Design	Original Filing	718622	7-May-07		000718622-009	7-May-07	7-May-32	DISPOSABLE CUP LID	Prairie Packaging

Granted	02105ECD-DSORG10	ECD	Design	Original Filing	718622	7-May-07		000718622-010	7-May-07	7-May-32	DISPOSABLE CUP LID	Prairie Packaging

Schedule 9(b) to
Supplement No. 24 to the
Collateral Agreement

												Current
			Case									Recorded
Status	Pactiv Ref. No.	Country	Type	Rel Type	Appl. No.	Appl. Date	Pub. No.	Pat. No.	Grant Date	Exp. Date	Title	Owner
Granted	02105ECD-DSORG11	ECD	Design	Original Filing	718622	7-May-07		000718622-011	7-May-07	7-May-32	DISPOSABLE CUP LID	Prairie Packaging

Granted	02105ECD-DSORG12	ECD	Design	Original Filing	718622	7-May-07		000718622-012	7-May-07	7-May-32	DISPOSABLE CUP LID	Prairie Packaging

Granted	02105ECD-DSORG13	ECD	Design	Original Filing	718622	7-May-07		000718622-013	7-May-07	7-May-32	DISPOSABLE CUP LID	Prairie Packaging

Granted	02129ECD-DSORG01	ECD	Design	Original Filing	000208764-0001	23-Jul-04		000208764-0001	23-Jul-04	23-Jul-29	CONTAINER	Prairie Packaging

Granted	02129ECD-DSORG02	ECD	Design	Original Filing	000208764-0002	23-Jul-04		000208764-0002	23-Jul-04	23-Jul-29	CONTAINER	Prairie Packaging

Granted	02129NZ-DSORG01	NZ	Design	Original Filing	405070	23-Jul-04		405070	3-Mar-06	23-Jan-19	CONTAINER	Prairie Packaging

Granted	02130NZ-DSORG01	NZ	Design	Original Filing	405169	17-Feb-04		405169	17-Feb-04	17-Feb-19	CUP	Prairie Packaging

Granted	02131NZ-DSORG01	NZ	Design	Original Filing	405170	17-Aug-04		405170	5-Dec-05	17-Feb-19	CUP	Prairie Packaging

Schedule 9(b) to
Supplement No. 24 to the
Collateral Agreement
Non-U.S. Patent Applications
See attached.

Schedule 9(b) to
Supplement No. 24 to the
Collateral Agreement

Current
			Case									Recorded
Status	Pactiv Ref. No.	Country	Type	Rel Type	Appl. No.	Appl. Date	Pub. No.	Pat. No.	Grant Date	Exp. Date	Title	Owner
Filed	02101CA-UTORG01	CA	Utility	Original Filing	2608826	10-May-06					REINFORCED PLASTIC FOAM CUP AND METHOD OF AND APPARATUS FOR MANUFACTURING SAME	Prairie Packaging

Filed	02101CN-UTORG01	CN	Utility	Original Filing	200680024770.3	10-May-06	101506054				REINFORCED PLASTIC FOAM CUP AND METHOD OF AND APPARATUS FOR MANUFACTURING SAME	Prairie Packaging

Filed	02101IN-UTORG01	IN	Utility	Original Filing	5437-CHENP-2007	10-May-06					REINFORCED PLASTIC FOAM CUP AND METHOD OF AND APPARATUS FOR MANUFACTURING SAME	Prairie Packaging

Filed	02101MX-UTDIV01	MX	Utility	Division	MX/a/2010/003018	18-Mar-10					REINFORCED PLASTIC FOAM CUP AND METHOD OF AND APPARATUS FOR MANUFACTURING SAME	Prairie Packaging

Filed	02101MX-UTORG01	MX	Utility	Original Filing	MX/a/2007/014542	10-May-06					REINFORCED PLASTIC FOAM CUP AND METHOD OF AND APPARATUS FOR MANUFACTURING SAME	Prairie Packaging

Schedule 9(b) to
Supplement No. 24 to the
Collateral Agreement

Current
			Case									Recorded
Status	Pactiv Ref. No.	Country	Type	Rel Type	Appl. No.	Appl. Date	Pub. No.	Pat. No.	Grant Date	Exp. Date	Title	Owner
Filed	02101MX-UTDIV02	MX	Utility	Division	MX/a/2010/009232	10-May-06					REINFORCED PLASTIC FOAM CUP, METHOD OF AND APPARATUS OF MANUFACTURING SAME	Prairie Packaging

Filed	02101MX-UTDIV03	MX	Utility	Division	MX/a/2010/009233	10-May-06					REINFORCED PLASTIC FOAM CUP AND METHOD OF AND APPARATUS FOR MANUFACTURING SAME	Prairie Packaging

Schedule 9(c) to
Supplement No. 24 to the
Collateral Agreement
Schedule 9(c)
Intellectual Property
Trademarks and Trademark Applications
U.S. Trademark Registrations
See attached.

Schedule 9(c) to
Supplement No. 24 to the
Collateral Agreement

			Current Recorded
Mark Name	Country	Case Type	Owner	Status	Appl. No.	Appl. Date	Reg. No.	Reg. Date
ALPHA	United States	Regular	Prairie Packaging	Registered	75/337619	8/7/1997	2257861	6/29/1999
ENVELLOP	United States	Regular	Prairie Packaging	Registered	78/720263	9/26/2005	3291840	9/11/2007
ENVELLOP	United States	Regular	Prairie Packaging	Registered	77/827372	9/16/2009	3784075	5/4/2010
FIELDWARE	United States	Regular	Prairie Packaging	Registered	73/712533	2/22/1988	1507223	10/4/1988
FIELDWARE	United States	Regular	Prairie Packaging	Registered	75/000271	10/2/1995	2070634	6/10/1997
MEADOWARE	United States	Regular	Prairie Packaging	Registered	75/563462	10/2/1998	2295871	11/30/1999
PRAIRIE PACKAGING	United States	Regular	Prairie Packaging	Registered	75/005791	10/6/1995	2003099	9/24/1996
PRAIRIEWARE	United States	Regular	Prairie Packaging	Registered	74/481755	1/24/1994	1875058	1/24/1995
PRAIRIEWARE	United States	Regular	Prairie Packaging	Registered	73/697169	11/23/1987	1494306	6/28/1988
WAVEWARE	United States	Regular	Prairie Packaging	Registered	75/659289	3/16/1999	2753371	8/19/2003

Schedule 9(c) to
Supplement No. 24 to the
Collateral Agreement
U.S. Trademark Applications
None.
Non-U.S. Trademark Registroations
See attached.
Non-U.S. Trademark Applications
None.

Schedule 9(c) to
Supplement No. 24 to the
Collateral Agreement

			Current Recorded
Mark Name	Country	Case Type	Owner	Status	Appl. No.	Appl. Date	Reg. No.	Reg. Date
FIELDWARE	Community Trademark	Regular	Prairie Packaging	Registered	227090	4/15/1996	227090	12/11/1998
MEADOWARE	Community Trademark	Regular	Prairie Packaging	Registered	684415	4/15/1996	684415	8/5/1999
PRAIRIE PACKAGING	Community Trademark	Regular	Prairie Packaging	Registered	326751	4/15/1996	326751	12/1/1998
PRAIRIEWARE	Community Trademark	Regular	Prairie Packaging	Registered	323907	4/15/1996	323907	3/10/1999
FIELDWARE	France	Regular	Prairie Packaging	Registered	95/587731	9/12/1995	95/587331	10/20/1995
MEADOWARE	France	Regular	Prairie Packaging	Registered	95600187	12/8/1995	95600187	12/8/1995
PRAIRIEWARE	France	Regular	Prairie Packaging	Registered	95/587732	9/12/1995	95587732	9/12/1995
MEADOWARE	Great Britain	Regular	Prairie Packaging	Registered	2040489	9/18/1995	2040489	9/18/1995
PRAIRIEWARE	Great Britain	Regular	Prairie Packaging	Registered	2040487	9/18/1995	2040487	9/18/1995
FIELDWARE	Sweden	Regular	Prairie Packaging	Registered	95-10342	9/12/1995	313866	6/7/1996
MEADOWARE	Sweden	Regular	Prairie Packaging	Registered	95-10343	9/12/1995	313867	6/7/1996
PRAIRIEWARE	Sweden	Regular	Prairie Packaging	Registered	95-10344	9/12/1995	313868	6/7/1996

Schedule 9(c) to
Supplement No. 24 to the
Collateral Agreement
LICENSES
I.	Licenses/Sublicenses of Prairie Packaging, Inc. as Licensor/Sublicensor on Date Hereof
A. Copyrights
None.
B. Patents
1.	Patent License Agreement of Prairie Packaging, Inc., as Licensor, dated January 14, 2009, by and between Prairie Packaging, Inc. and SEDA International S.p.A.
C. Trademarks
None.
D. Other
None.
II.	Licenses/Sublicenses of Prairie Packaging, Inc. as Licensee/Sublicensee on Date Hereof
A. Copyrights
None.
B. Patents
1.	Exclusive Supply Agreement of Prairie Packaging, Inc. of Licensee, dated December 20, 2006, between KHS, GmbH and KHS, Inc. and Prairie Packaging, Inc.
C. Trademarks
None.
D. Other
None.

Schedule 10 to
Supplement No. 24 to the
Collateral Agreement
Schedule 10
Commercial Tort Claims
None.

Schedule 11 to
Supplement No. 24 to the
Collateral Agreement
Schedule 11
Deposit Accounts

Grantor	Depositary Institution (including address)	Type of Account	Account Number
Prairie Packaging, Inc.	JPMorgan Chase Bank, N.A. Global Contracts Management Attn: Blocked Accounts 420 W. Van Buren Street 9th Floor, Suite IL 1-0199 Chicago, IL 60606-3534	Disbursement Lockbox	[__________] [__________]

Schedule 9(c) to
Supplement No. 24 to the
Collateral Agreement
Schedule 12
Securities Accounts
None.